Teucrium 2x Daily Wheat ETF
Consolidated Schedule of Investments
March 31, 2025 (Unaudited)

TOTAL INVESTMENTS - 0.0% (Cost $0)	$-
Money Market Deposit Account - 75.5% (a)	1,312,070
Other Assets in Excess of Liabilities - 24.5%	426,704
TOTAL NET ASSETS - 100.0%	$1,738,774
two	–%
Percentages are stated as a percent of net assets.	–%

(a)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

Teucrium 2x Daily Wheat ETF
Consolidated Schedule of Futures Contracts
March 31, 2025 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Wheat Futures (a)	129	05/14/2025	$3,463,650	$(331,166)
Net Unrealized Appreciation (Depreciation)				$(331,166)

(a) All securities are held by WXET Cayman.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Teucrium 2x Daily Wheat ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments*:
Futures	$(331,166)	$–	$–	$(331,166)
Total Other Financial Instruments	$(331,166)	$–	$–	$(331,166)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of March 31, 2025.